UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2007
STEWART ENTERPRISES, INC.
( Exact name of registrant as specified in its charter)

LOUISIANA (State or other jurisdiction of incorporation)	1-15449 (Commission File Number)	72-0693290 (I.R.S. Employer Identification No.)
1333 South Clearview Parkway
Jefferson, Louisiana 70121
(Address of principal executive offices) (Zip Code)
(504) 729-1400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers
     (e) Effective May 14, 2007, Stewart Enterprises, Inc. (the “Company”) entered into a three and one-half year employment agreement with Mr. Thomas M. Kitchen, the Company’s Senior Executive Vice President and Chief Financial Officer. Pursuant to the agreement, Mr. Kitchen will receive an annual salary of $400,000 and participate in the Company’s annual incentive plan. For fiscal year 2007, his maximum annual incentive award is 160% of his base salary for the number of days that he served as Acting Chief Executive Officer, and 140% of his base salary for the number of days he served only as Executive Vice President and Chief Financial Officer. For any fiscal year 2007 bonus, one-half shall be paid in cash and one-half in shares of the Company’s Class A Common Stock.
     Mr. Kitchen will be entitled to one year’s base salary if his employment is terminated without cause, and two year’s base salary if his employment is terminated without cause within two years after a change of control. All of his options and restricted stock vest upon a change of control. The agreement prohibits Mr. Kitchen from competing with the Company for two years after termination of employment. The agreement also confirms Mr. Kitchen’s entitlement to benefits under the Supplemental Executive Retirement Agreement entered into between Mr. Kitchen and the Company on November 8, 2006 (the “SERP Agreement”).
     In addition, Mr. Kitchen will receive 50,000 shares of restricted stock vesting over three years, 60,000 shares of restricted stock vesting over a three-year period based upon the achievement of specified return on equity criteria, and 60,000 shares of restricted stock vesting over a three-year period based upon the achievement of specified trading prices of the Company’s Class A common stock. Mr. Kitchen will also receive options to purchase 180,000 shares of Class A common stock, vesting over a three-year period based upon the achievement of specified trading prices of the Company’s Class A common stock.
     The foregoing summary of Mr. Kitchen’s employment agreement is qualified by reference to his employment agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. Mr. Kitchen’s SERP Agreement is incorporated herein by reference to Appendix C of Exhibit 10.1 to the Company’s Annual Report filed on Form 10-K for the year ending October 31, 2006.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
10.1	Employment Agreement dated May 14, 2007 between the Company and Thomas M. Kitchen

10.2	Supplemental Executive Retirement Agreement dated November 8, 2006 between the Company and Thomas M. Kitchen, incorporated herein by reference to Appendix C of Exhibit 10.1 to the Company’s Annual Report filed on Form 10-K for the year ending October 31, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART ENTERPRISES, INC.
May 17, 2007	/s/ Angela M. Lacour
Angela M. Lacour
Vice President Corporate Controller Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Employment Agreement dated May 14, 2007 between the Company and Thomas M. Kitchen

10.2	Supplemental Executive Retirement Agreement dated November 8, 2006 between the Company and Thomas M. Kitchen, incorporated herein by reference to Appendix C of Exhibit 10.1 to the Company’s Annual Report filed on Form 10-K for the year ending October 31, 2006.